EXHIBIT 4.2

NO. 1	SHARES Par Value $0.01 Per Share
FRANKLIN BANK CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SERIES A NON-CUMULATIVE PERPETUAL PREFERRED STOCK
CUSIP NO. [                    ]
SEE REVERSE FOR CERTAIN DEFINITIONS
     This Certifies that CEDE & CO. is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF
SERIES A NON-CUMULATIVE PERPETUAL PREFERRED STOCK OF
FRANKLIN BANK CORP.
a corporation incorporated under the laws of the State of Delaware (herein called the “Corporation”), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Designations of Series A Non-Cumulative Perpetual Preferred Stock of the Corporation and any amendments thereto, copies of which are on file with the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Corporation.
     WITNESS the facsimile signatures of its duly authorized officers.

Dated:

CORPORATE SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
Bank of New York
Transfer Agent and Registrar

By:	Authorized Signature

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE IN WRITING TO THE OFFICE OF THE SECRETARY OF THE CORPORATION.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIF MIN ACT	-	Custodian
					(Cust)	(Minor)
Under Uniform Gifts to Minors Act
(State)
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list
For Value Received,                      hereby sells, assigns and transfers unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP OR POSTAL CODE OF ASSIGNEE)

(SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

shares

of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MULTIPLIED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.